Pulse Biosciences, Inc. 8-K

Exhibit 99.1

Pulse Biosciences Announces Strategic Change of Focus in Support of Significant Additional Opportunities for medicinal related Nano-Pulse Stimulation

Strategic focus shifting to advance core NPS™ technology in cardiac and oncology sectors activate additional executive leadership and reduce dermatologic footprint.

Former Chief Commercial Officer, Kevin Danahy, appointed Chief Executive Officer; Former Chief Executive Officer Darrin Uecker to serve as Chief Technology Officer;
Robert W. Duggan appointed as Executive Chairman; Joe Talarico to assume VP Business Development position.

Robert Duggan and the Company enter into a $65 Million Loan Agreement

HAYWARD, Calif. [Business Wire] – September 20, 2022 – Pulse Biosciences, Inc. (Nasdaq: PLSE), a novel bioelectric medicine company commercializing the CellFX® System powered by Nano-Pulse Stimulation™ (NPS™) technology, today announced a shift in focus to advance its core technology. Pulse Biosciences is expanding strategic opportunities within healthcare, and anticipates a concentrated focus on cardiovascular applications, with potential expansion in oncology, gastroenterology, and other sectors where the Company has established key opinion leader relationships and emerging preclinical evidence.

To support the realignment, Pulse Biosciences has made several executive team changes. Kevin Danahy, who served as Chief Commercial Officer since February, is succeeding Darrin Uecker as President and Chief Executive Officer. The Company is very pleased to announce that Mr. Uecker will devote his full time to the newly created role of Chief Technology Officer where he will be responsible for technology advancement and product development. Joe Talarico, who currently serves as Vice-President of North American Sales, will become Vice-President of Business Development where he will leverage his significant experience in the commercial introduction of new disruptive technologies. Board Chairman, Robert Duggan, will assume a newly created leadership role as the Company’s Executive Chairman.

“During his time at Pulse, Kevin has demonstrated strong leadership and operational skills. The Board of Directors believes he is the right person to lead Pulse during this next pivotal phase. I am confident in NPS technology and its potential,” said Robert Duggan, Executive Chairman of Pulse Biosciences. “We have positioned the Company to now focus on high opportunity application areas.”

Implementing the present time strategic opportunities does not require the significant sales, marketing and related administrative support team that has been in place. Accordingly, headcount now stands at 66 employees principally focused on engineering, business development and related new product support personnel. In June of 2022, Pulse Biosciences employed 121 employees. The vast majority of present time reduction in personnel mainly impacts dermatological sales, marketing and related support activities. Along with minimizing commercial activities, the Company plans to evaluate potential partners in the dermatology space. Additionally, the Company plans to hold an Investors Day in the next 60 days to show progress and highlight the promising opportunities in other health care verticals.

In support of the change in strategy, Mr. Duggan, the majority shareholder and Executive Chairman, and the Company have entered into a loan agreement in which Mr. Duggan has agreed to loan the Company $65 million to fund its product development operations.

“With the full backing of our board to make the shift in strategy at this time, I look forward to expanding into other areas of healthcare that can leverage our unique NPS technology,” said Kevin Danahy, Pulse Biosciences President and Chief Executive Officer. “Shifting our strategy aligns with our ability to demonstrate our proven mechanism of action and the safety and efficacy of our technology as it relates to other markets. I am excited to have the opportunity to collaborate with this top-quality executive team through our next phase of growth.”

Mr. Danahy has more than 20 years of senior management experience at medical technology companies. Most recently, Mr. Danahy served as President of Solmetex, driving revenue growth for the company through the implementation of innovative and scalable solutions, while overseeing strategy, sales, marketing, operations, engineering, and service efforts. Previously, at Zimmer Biomet, Mr. Danahy held roles of increasing responsibility, most recently as Vice President of Global Emerging Technologies and Specialty Sales. Before his time at Zimmer, Mr. Danahy served as Sr. Director at Intuitive Surgical, where he successfully transformed the sales leadership training program. Early in his career, he served in commercial leadership roles at both Medtronic and Johnson & Johnson. Mr. Danahy received a Master’s of Science from Tufts University.

“In conclusion, you can expect Team Pulse Biosciences to stiffen execution, measure what matters, economize wherever possible and do what it takes to achieve a dynamic, expanding and viable organization that delivers patients, physicians and caregivers products and services that significantly improve quality of life,” said Robert Duggan, Executive Chairman of Pulse Biosciences.

About Pulse Biosciences®

Pulse Biosciences is a novel bioelectric medicine company committed to health innovation that has the potential to improve the quality of life for patients. The Company’s proprietary Nano-Pulse Stimulation technology delivers nano-second pulses of electrical energy to non-thermally clear cells while sparing adjacent non-cellular tissue. The CellFX® System is the first commercial product to harness the distinctive advantages of NPS technology to treat a variety of applications for which an optimal solution remains unfulfilled. The initial commercial use of the CellFX System is to address a range of dermatologic conditions that share high demand among patients and practitioners for improved dermatologic outcomes. Designed as a multi-application platform, the CellFX System offers customer value with a utilization-based revenue model. Visit pulsebiosciences.com to learn more.

To stay informed about the CellFX System, please visit CellFX.com and sign up for updates.

Pulse Biosciences, CellFX, Nano-Pulse Stimulation, NPS and the stylized logos are among the trademarks and/or registered trademarks of Pulse Biosciences, Inc. in the United States and other countries.

Forward-Looking Statements

All statements in this press release that are not historical are forward-looking statements, including, among other things, statements relating to Pulse Biosciences’ expectations regarding the Company’s Controlled Launch program and the Company’s other activities to develop and commercialize NPS technology to drive growth, such as statements concerning the timing and prospects for converting participants in the Controlled Launch into commercial customers, statements concerning customer adoption and future use of the CellFX System, and statements concerning the use of best practices to drive utilization across clinics, statements about market opportunities in dermatology and in other medical specialties, statements about potential future regulatory clearances and about expanding the CellFX System’s indications for use, statements relating to the effectiveness of the Company’s NPS technology and the CellFX System to improve patient outcomes, statements about the Company’s rights offering or any other of its future financing activities, and other future events. These forward-looking statements are not historical facts but rather are based on Pulse Biosciences’ current expectations, estimates, and projections regarding Pulse Biosciences’ business, operations and other similar or related factors. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and other similar or related expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Pulse Biosciences’ control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in Pulse Biosciences’ filings with the Securities and Exchange Commission. Pulse Biosciences undertakes no obligation to revise or update information in this release to reflect events or circumstances in the future, even if new information becomes available.

Contacts:

Investors:

Pulse Biosciences

Kevin Danahy, CEO

510.241.1077

IR@pulsebiosciences.com

or
Gilmartin Group
Philip Trip Taylor

415.937.5406
philip@gilmartinir.com